SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       February 23, 2012
                         Date of Report
                (Date of Earliest Event Reported)

                    BioLaser Technology Inc.
       (Exact Name of Registrant as Specified in its Charter)

                 AMBERWOOD ACQUISITION CORPORATION
                   (Former Name of Registrant)

Delaware                    000-54541                 54-3417732
(State or other        (Commission File Number)     (IRS Employer
jurisdiction                                       Identification No.)
of incorporation)

               9454 Wilshire Boulevard, Suite 612
              Beverly Hills, California 90212

             (Address of Principal Executive Offices)


                         202-387-5400
                 (Registrant's Telephone Number)



ITEM 5.03     Amendments to Articles of Incorporation

    On February 23, 2012, the shareholders of the Corporation and the Board of Directors unanimously approved the change of the Registrant's name to BioLaser Technology Inc. and filed such change with the State of Delaware.

                    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                           BIOLASER TECHNOLOGY INC.
                          formerly Amberwood Acquisition Corporation

Date: March 13, 2012           /s/  James M. Cassidy
                                       President